Earnings Presentation Fiscal Third Quarter 2026 August 5, 2026 Nasdaq: DGII

Safe Harbor This presentation includes forward looking statements. These statements reflect our expectations about future operating and financial performance and speak only as of the date of this presentation. Actual results, performance, or developments could differ materially from those expressed or implied by the forward looking statements contained in this presentation as a result of known and unknown risks, uncertainties, and other factors including those identified in the Company’s most recent Form 10‐K and other subsequent periodic filings with the Securities and Exchange Commission.

Digi Drives Value through Remote Presence

Digi's IIoT Solution Value Proposition A Complete, Business and Mission-Critical Industrial IoT Stack Security • Zero-trust device authentication • Products with end-to- end encrypted communications • Products with automated vulnerability management • Products with FIPS 140-2 certified hardware Reliability • 5-nines uptime SLAs • Failover & redundant connectivity • 40-year heritage of rugged design • Carrier-grade hardware platforms Scalability • Manage millions of edge devices • Cloud-native, multi- tenant platform • API-first architecture • Supports SMB to Fortune 50 Ease of Use • Zero-touch provisioning (ZTP) • Intuitive cloud dashboards • Plug-and-play hardware • Responsive 24/7 expert support Digi delivers complete IIoT solutions — hardware + connectivity + software + services

DANI – AI Assistant Inside Digi Remote Manager

New Records* Set With Q3 FY2026 Results Fiscal 2026 results include the results of Jolt for the full nine-month period and Particle following the January 2026 acquisition date GAAP Results $139M* Revenue +29% YoY 64.8%* Gross Margin +130 basis points YoY $33M Cash Flow from Operations +38% YoY Non-GAAP Results $191M* Annualized Recurring Revenue (ARR) +52% YoY 29.1%* A-EBITDA Margin Quarterly Record $40M* Adjusted EBITDA (A-EBITDA) +47% YoY For a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to their closest GAAP measures see the Company’s FQ3 2026 Earnings Release. Annualized Recurring Revenue (ARR) is a non-GAAP operational metric for which there is no comparable GAAP measure; a description of how the Company calculates ARR can be found in the Company’s filings under the Securities Exchange Act of 1934.

Raising Guidance FQ4 & Full Year 2026 | YoY growth at midpoint | All figures in $M except Adjusted EPS FQ4 2026 Guidance vs FQ4 2025 Actuals Full Year 2026 Guidance vs Full Year 2025 Actuals Metric Low High Prior Year YoY (mid) Metric Low High Prior Year YoY (mid) Revenue $138 LOW $142 HIGH $114.3M prior year +22.5% Adj. EBITDA $40 LOW $41.5 HIGH $29.2M prior year +39.6% Adj. EPS $0.75 LOW $0.78 HIGH $0.56 prior year +36.6% ARR At Least 27% YoY growth FY25 base: $152M Revenue $529 LOW $533 HIGH $430.2M prior year +23.5% Adj. EBITDA $146 LOW $147.5 HIGH $108.4M prior year +35.5% Adj. EPS (implied) $2.67 LOW $2.70 HIGH $2.10 prior year +27.9% YoY growth calculated at midpoint of guidance range vs prior year actuals. | All figures in $M except Adjusted EPS | Source: Digi International FQ3 2026 Earnings Release

Five-Year Goals: Marching to $200M ARR | $200M A-EBITDA

Goals set at the beginning of Fiscal 2024: $200M ARR and $200M Adjusted EBITDA within 5 years



Annualized Recurring Revenue (ARR)
29% CAGR
$ millions
116
152
193+
FY24
FY25
FY26E



Adjusted EBITDA (A-EBITDA)
23% CAGR
$ millions
97
108
147
FY24
FY25
FY26E

FY26E based on company guidance of at least 27% ARR growth and the midpoint of A-EBITDA guidance including Particle and Jolt acquisitions. For a reconciliation of Adjusted EBITDA to its closest GAAP measure see the Company's FQ3 2026 Earnings Release. ARR is a non-GAAP operational metric for which there is no comparable GAAP measure; a description of how the Company calculates ARR can be found in the Company's filings under the Securities Exchange Act of 1934.

Digi's Flywheel: Acquire → Generate → Compound

1. ACQUIRE
Accretive M&A Using Debt

Identify IIoT companies with strong ARR and A-EBITDA potential. Use debt financing to fund acquisitions.

2. INTEGRATE
Build ARR & A-EBITDA

Cross-sell solutions, expand attach rates, drive subscription growth across new customer base.


DIGI
FLYWHEEL

4. PAY DOWN DEBT
Reduce Leverage, Repeat Cycle

Deploy cash flow to retire acquisition debt, restoring capacity for the next acquisition.

3. CASH FLOW
Strong Free Cash Flow

$33M operating cash flow in Q3 FY26 . Capital-light model, <1% of total revenue, with high recurring gross margins.

Recent Acquisitions: Jolt Software (FY25) · Particle (FY26) | **FY26 YTD Operating Cash Flow: $110M** | **Debt Net of Cash: ~$81M**